                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report MARCH 13, 2001

               (Date of earliest event reported: February 5, 2001)
                          NET MASTER CONSULTANTS, INC.

                      Formerly HOUSTON PRODUCE CORPORATION

             (Exact name of registrant as specified in its charter)


         Delaware                       0-28311                   76-027334
(State of incorporation)        (Commission Code Number)        (IRS Employer
                                                             Identification No.)


                    1001 Pennsylvania Avenue, N.W., 6th Floor
                              Washington, DC 20004
                                 (604) 602-1717
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                                 Not applicable.
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On February 5, 2001, our sole Director and officer engaged Grant Thornton LLP as our principal independent accountants, dismissing our former principal independent accountants, Crouch, Bierwolf & Chisholm CPAs. Crouch, Bierwolf & Chisholm CPAs' reports on our financial statements for the past two fiscal years did not contain any adverse opinions or disclaimers of opinion and were not modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with our former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved would have caused our former accountant to make reference to the subject matter of the disagreement(s) in connection with its report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Letter on change of certifying accountant

GRANT THORNTON LLP
CHARTERED ACCOUNTANTS                                 GRANT THORNTON
MANAGEMENT CONSULTANTS
Canadian Member Firm of
Grant Thornton International


        March 13, 2001

                                                            70-17267

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C. 20594
U.S.A.

Gentlemen:

We have reviewed the text of the Form 8-K filed by Net Maaster Consultants, Inc. on March 13, 2001 and we agree with the contents of the report as filed.

Yours very truly,

/s/ Grant Thornton LLP

CHARTERED ACCOUNTANTS
Mark Zastre, C.A.
Partner

/ljm


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NET MASTER CONSULTANTS, INC.


Date     March 13, 2001                 /s/Nora Coccaro
         --------------                 -----------------------------------
                                        Nora Coccaro,
                                        President, Treasurer and Secretary